BOSTON PARTNERS BOND FUND
                      (INSTITUTIONAL AND INVESTOR CLASSES)

                                       OF

                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                  This Statement of Additional Information provides supplementary information pertaining to shares of the Investor and Institutional Classes (the "Shares") representing interests in the Boston Partners Bond Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Boston Partners Bond Fund Prospectuses, dated January 1, 1998 (together, the "Prospectus"). A copy of any of the Prospectuses may be obtained from RBB by calling toll-free (800) 311-9783 or 9829. This Statement of Additional Information is dated January 1, 1998.


                                    CONTENTS

                                                    INSTITUTIONAL      INVESTOR
                                                     PROSPECTUS       PROSPECTUS
                                           PAGE         PAGE             PAGE
                                           ----     -------------     ----------
General.................................      2           2               2
Investment Objectives and Policies......      2           2               2
Directors and Officers..................     20         N/A             N/A
Investment Advisory, Distribution
  and Servicing Arrangements............     24           7               7
Portfolio Transactions..................     28           4               4
Purchase and Redemption Information.....     29        9,10           10,15
Valuation of Shares.....................     29          12              18
Performance and Yield Information.......     30          13              18
Taxes...................................     32          13              18
Additional Information Concerning
   RBB Shares...........................     35          14              19
Miscellaneous...........................     39         N/A             N/A
Financial Statements....................    N/A         N/A             N/A
Appendix A..............................    A-1         N/A             N/A


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



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                                     GENERAL


                  The RBB Fund, Inc. ("RBB") is an open-end management investment company currently operating or proposing to operate twenty-two separate investment portfolios. RBB was organized as a Maryland corporation on February 29, 1988.

                  Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

ADDITIONAL INFORMATION ON FUND INVESTMENTS.

                  MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the

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holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

                  Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments

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of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

                  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

                  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

                  ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent

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undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

                  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

                  FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States. The Fund may invest, either directly, or indirectly through investments in closed-end investment companies, in securities issued by foreign companies wherever organized. The Fund may invest in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed American Depositary Receipts ("ADRs"). Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

                  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. The extent to which a Portfolio will be invested in foreign companies and ADRs will fluctuate from time to time within the limits stated in the

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Prospectus depending on the Adviser's assessment of prevailing market, economic and other conditions.

                  The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Euro bonds (bonds not issued in the country (and possibly currency of the country of the issuer).

                  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting

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international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

                  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value

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of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may purchase or sell forward foreign currency exchange contracts for the Fund for non- hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

                  ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these

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restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  SEC Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, INTER ALIA, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The Fund does not presently intend to invest more than 5% of net assets in illiquid securities.


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                  WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund
agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

                  The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

                  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                  FORWARD CURRENCY TRANSACTIONS. The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market

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value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

                  The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

                  At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of

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a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

                  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low

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relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

                  A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of net assets in convertible securities, or securities received by the Fund upon conversion thereof.

                  LENDING OF FUND SECURITIES. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be fully collateralized and marked to market daily. The Fund does not presently intend to invest more than 5% of net assets in securities lending.

                  REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 calendar days, provided the repurchase agreement itself matures in less than 397 calendar days. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and nonbank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

                  U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks.

                  The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

                  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

                  STRIPPED SECURITIES. The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered under this program. This program allows the Fund to be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

                  In addition, the Fund may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. RBB is unaware of any binding legislative, judicial or administrative authority on this issue.

                  COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1," "A-2," or "A-3" by S&P or "Prime-1," "Prime-2," or "Prime-3" by Moody's or, when deemed advisable by the Fund's investment adviser, issues rated "B" or "Not Prime" by S&P or Moody's, respectively. These rating symbols are described in Appendix A hereto. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines approved by the Fund's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

                  MONEY MARKET INSTRUMENTS. The Fund may invest in "money market instruments," for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal.

INVESTMENT LIMITATIONS.

                  RBB has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a) (42) of the 1940 Act). The Fund may not:

                  1. Borrow money, except that each Portfolio may borrow from banks and enter into reverse repurchae agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. The Fund may not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

                  5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

                  7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

                  8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

                  The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

                  Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                  Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                             DIRECTORS AND OFFICERS

                  The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:


================================================================================
                                    POSITION             PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE            WITH FUND            DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
*Arnold M. Reichman -49             Director             Senior Managing
466 Lexington  Avenue                                    Director, Chief
New York, NY 10017                                       Operating Officer and
                                                         Assistant Secretary,
                                                         Warburg Pincus Asset
                                                         Management, Inc.;
                                                         Director and
                                                         Executive Officer of
                                                         Counsellors
                                                         Securities Inc.;
                                                         Director/Trustee of
                                                         various investment
                                                         companies advised by
                                                         Warburg Pincus Asset
                                                         Management, Inc.
--------------------------------------------------------------------------------
**Robert Sablowsky -58              Director             Senior Vice President,
110 Wall Street                                          Fahnestock Co., Inc.
New York, NY 10005                                       (a registered broker-
                                                         dealer); prior to
                                                         October 1996,
                                                         Executive Vice
                                                         President of Gruntal &
                                                         Co., Inc. (a
                                                         registered broker-
                                                         dealer).
--------------------------------------------------------------------------------
Francis J. McKay -60                Director             Since 1963, Executive
7701 Burholme Avenue                                     Vice President, Fox
Philadelphia, PA 19111                                   Chase Cancer Center
                                                         (biomedical research
                                                         and medical care).

================================================================================
                                    POSITION             PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE            WITH FUND            DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Marvin E. Sternberg -62             Director             Since 1974, Chairman,
937 Mt. Pleasant Road                                    Director and
Bryn Mawr, PA  19010                                     President, Moyco
                                                         Industries, Inc.
                                                         (manufacturer of
                                                         dental supplies and
                                                         precision coated
                                                         abrasives); since
                                                         1968, Director and
                                                         President, Mart MMM,
                                                         Inc. (formerly
                                                         Montgomeryville
                                                         Merchandise Mart Inc.)
                                                         and Mart PMM, Inc.
                                                         (formerly Pennsauken
                                                         Merchandise Mart,
                                                         Inc.) (shopping
                                                         centers); and since
                                                         1975, Director and
                                                         Executive Vice
                                                         President, Cellucap
                                                         Mfg. Co., Inc.
                                                         (manufacturer of
                                                         disposable headwear).
--------------------------------------------------------------------------------
Julian A. Brodsky -63               Director             Director and Vice
1234 Market Street                                       Chairman since 1969
16th Floor                                               Comcast Corporation
Philadelphia, PA 19107-                                  (cable television and
3723                                                     communications);
                                                         Director, Comcast
                                                         Cablevision of
                                                         Philadelphia (cable
                                                         television and
                                                         communications) and
                                                         Nextel (wireless
                                                         communications).
--------------------------------------------------------------------------------
Donald van Roden -72                Director             Self-employed
1200 Old Mill Lane                  and                  businessman.  From
Wyomissing, PA  19610               Chairman             February 1980 to March
                                    of the               1987, Vice Chairman,
                                    Board                SmithKline Beecham
                                                         Corporation
                                                         (pharmaceuticals);
                                                         Director, AAA Mid-
                                                         Atlantic (auto
                                                         service); Director,
                                                         Keystone Insurance
                                                         Co.

================================================================================
                                    POSITION             PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE            WITH FUND            DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Edward J. Roach -73                 President            Certified Public
Suite 100                           and                  Accountant; Vice
Bellevue Park                       Treasurer            Chairman of the Board,
Corporate Center                                         Fox Chase Cancer
400 Bellevue Parkway                                     Center; Trustee
Wilmington, DE  19809                                    Emeritus, Pennsylvania
                                                         School for the Deaf;
                                                         Trustee Emeritus,
                                                         Immaculata College;
                                                         President or Vice
                                                         President and
                                                         Treasurer of various
                                                         investment companies
                                                         advised by PNC
                                                         Institutional
                                                         Management
                                                         Corporation; Director,
                                                         The Bradford Funds,
                                                         Inc.
--------------------------------------------------------------------------------
Morgan R. Jones -58                 Secretary            Chairman of the law
Drinker Biddle & Reath LLP                               firm of Drinker Biddle
1345 Chestnut Street                                     & Reath LLP;
Philadelphia, PA 19107-                                  Director, Rocking
3496                                                     Horse Child Care
                                                         Centers of America,
                                                         Inc.
================================================================================

----------------------

* Mr. Reichman is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., RBB's distributor.

** Mr. Sablowsky is an "interested person" of RBB, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc., a registered broker-dealer.

                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

                  RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributer $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $5,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                             DIRECTORS' COMPENSATION


                                                                               TOTAL
                                           PENSION OR                          COMPENSATION
                            AGGREGATE      RETIREMENT         ESTIMATED        FROM REGISTRANT
                            COMPENSATION   BENEFITS ACCRUED   ANNUAL           AND FUND
NAME OF PERSON/             FROM           AS PART OF FUND    BENEFITS UPON    COMPLEX 1 PAID TO
POSITION                    REGISTRANT     EXPENSES           RETIREMENT       DIRECTORS
--------------              ------------   ----------------   -------------    -----------------
Julian A. Brodsky,           $16,000           N/A               N/A            $16,000
Director
Francis J. McKay,            $19,000           N/A               N/A            $19,000
Director
Arnold M. Reichman,             -0-            N/A               N/A               -0-
Director
Robert Sablowsky,            $ 8,000           N/A               N/A            $ 8,000
Director
Marvin E. Sternberg,         $19,000           N/A               N/A            $19,000
Director
Donald van Roden,            $24,000           N/A               N/A            $24,000
Director and Chairman

----------------------

1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

                  On October 24, 1990 RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives fees as legal counsel to RBB. No officer, director or employee of Boston Partners Asset Management, L.P. ("Boston Partners" or the "Adviser") or the Distributor currently receives any compensation from RBB.


                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS


                  ADVISORY AGREEMENT. Boston Partners renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated December 1, 1997 (the "Advisory Agreement").

                  Boston Partners has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of RBB's Board of Directors and in accordance with the Fund's stated policies. Boston Partners will select investments for the Fund. For its services to the Fund, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.80% of the Fund's average daily net assets.

                  The Fund bears all of its own expenses not specifically assumed by Boston Partners. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the prospectus, expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) expenses of organizing the Fund that are not attributable to a class of the Fund; (b) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or a portfolio for violation of any law; (c) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and
(d) the cost of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund, are allocated to such class.

                  Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or RBB in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Advisory Agreement was most recently approved on October 15, 1997 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the initial shareholder of each class of the Fund. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreement may also be terminated by Boston Partners on 60 days' written notice to RBB. The Advisory

Agreement terminates automatically in the event of its assignment.

                  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank (a) maintains a separate account or accounts in the name of the Fund
(b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee, which is calculated based upon the Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

                  PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to RBB, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund, under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $12 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

                  ADMINISTRATION AGREEMENT. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated October 15, 1997, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

                  The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

                  DISTRIBUTION AGREEMENT. Pursuant to the terms of a distribution agreement, dated as of April 10, 1991, as supplemented (the "Distribution Agreement"), entered into by the Distributor and RBB on behalf of the Institutional and Investor Classes, and Plans of Distribution for the Institutional and Investor Classes (together, the "Plans"), which were adopted by RBB in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of Fund Shares. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly by the Institutional and Investor Classes, at the annual rate set forth in the Prospectus.

                  On October 15, 1997, the Plans were approved by RBB's Board of Directors, including the directors who are not "interested persons" of RBB and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("12b-1 Directors"). RBB believes that the Plans may benefit the Fund by increasing sales of Fund shares.

                  Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of RBB regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by RBB's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares of the Institutional and Investor Classes under the Plans shall not be materially increased without the affirmative vote of the holders of a majority of the shareholders in the respective class; and (4) while the Plans remain in effect, the selection and nomination of RBB's directors who are not "interested persons" of RBB (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of RBB.

                  Mr. Reichman, a director of RBB, has an indirect financial interest in the operation of the Plans by virtue of his position with the Distributor. Mr. Sablowsky, a director of RBB, has an indirect interest in the operation of the Plans by virtue of his position as Senior Vice President of Fahnestock Co., Inc., a broker-dealer.


                             PORTFOLIO TRANSACTIONS

         Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         In purchasing or selling securities for the Fund, the Adviser will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, the Adviser may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

                  Investment decisions for the Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

                  The Fund expects that its annual portfolio turnover rate will be approximately 100%. A high (100% or more) rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


                       PURCHASE AND REDEMPTION INFORMATION

                  RBB reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

                  Under the 1940 Act, RBB may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (RBB may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

                  The net asset value per share of the Fund is calculated as of 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading

(generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

                  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by RBB's Board of Directors.


                        PERFORMANCE AND YIELD INFORMATION

YIELD AND PERFORMANCE OF THE FUNDS

         The Fund's 30-day (or one month) standard yields described in the Prospectus are calculated separately for each class of shares in the Fund in accordance with the method prescribed by the SEC for mutual funds:

                                            a - b
                               YIELD = 2[( - - - - +1)6 - 1]
                                             cd

Where:            a =      dividends and interest earned by
                           the Fund during the period;

                  b =      expenses accrued for the period
                           (net of reimbursements);

                  c = average daily number of shares outstanding during the period, entitled to receive dividends; and

                  d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing

1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. for purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         The Fund when advertising its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    ERV  1/n
                               T = [(------) - 1]
                                        P

Where:            T =      average annual total return;

                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P =      hypothetical initial payment of
                           $1,000; and

                  n =      period covered by the computation,
                           expressed in years.

         The Fund when advertising its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     ERV
         Aggregate Total Return = [(-----) - 1]
                                      P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                      TAXES

                  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

                  The Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

                  In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

                  Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

                  The Fund intends to distribute to shareholders its net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

                  In the case of corporate shareholders, distributions (other than capital gain dividends) of the Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income received by the Fund from investments in debt securities will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction. The Fund will designate the portion, if any, of the distribution made by the Fund that qualifies for the dividends received deduction in a written notice mailed by the Fund to corporate shareholders not later than 60 days after the close of the Fund's taxable year.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of the Fund will be disallowed to the extent an investor repurchases shares of the Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by the Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

                  A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of the Fund for shares of another Boston Partners Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

                  The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.


                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

                  RBB has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified in 82 classes as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock

(Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i numeric investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i numeric investors Growth), 50 million shares are classified as Class HH (n/i numeric investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million shares are classified as Class XX Common Stock (n/i numeric investors Larger Cap Value), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney

Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class VV and WW Common Stock constitute the Boston Partners Institutional and Investor classes of the Bond Fund, respectively. Under RBB's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

                  The classes of Common Stock have been grouped into sixteen separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i numeric investors Family, the Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Funds; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government

Obligations Money Market Funds; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds; the BEA Family represents interests in ten non-money market portfolios; the n/i numeric investors Family represents interests in four non-money market portfolios; the Boston Partners Family represents interest in three non-money market portfolios; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds.

                  RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

                  As stated in the Prospectus, holders of shares of each class of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Fund will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

                  Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).


                                  MISCELLANEOUS

                  COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 serves as counsel to RBB.

                  INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. No financial statements appear in this Statement of Additional Information because, as of the date hereof, the Investor and Institutional Classes did not have performance histories.

                  CONTROL PERSONS. As of October 6, 1997 to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of each class of RBB indicated below. See "Additional Information Concerning RBB Shares" above. RBB does not know whether such persons also beneficially own such shares.

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
Cash Preservation Money       Jewish Family and Children's            44.3%
Market Portfolio              Agency of Philadelphia
(Class G)                     Capital Campaign
                              Attn:  S. Ramm
                              1610 Spruce Street
                              Philadelphia, PA  19103
--------------------------------------------------------------------------------
                              Dominic and Barbara Pisciotta           15.9%
                              and Successors in Trust under
                              the Dominic and Barbara
                              Pisciotta Caring Trust
                              207 Woodmere Way
                              St. Charles, MO  63303
--------------------------------------------------------------------------------
Cash Preservation             Kenneth Farwell and Valerie             11.3%
Municipal Money Market        Farwell JTTEN
Portfolio                     3854 Sullivan
(Class H)                     St. Louis, MO  63107

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
                              Gary L. Lange and                       32.7%
                              Susan D. Lange JTTEN
                              1354 Shady Knoll Ct.
                              Longwood, FL  32750
--------------------------------------------------------------------------------
                              Andrew Diederich and                     6.2%
                              Doris Diederich JTTEN
                              1003 Lindeman
                              Des Peres, MO  63131
--------------------------------------------------------------------------------
                              Gwendolyn Haynes                         5.2%
                              2757 Geyer
                              St. Louis, MO  63104
--------------------------------------------------------------------------------
                              Savannah Thomas Trust                    6.3%
                              200 Madison Ave.
                              Rock Hill, MD  63119
--------------------------------------------------------------------------------
Sansom Street Money           Wasner & Co.                            15.4%
Market Portfolio              FAO Paine Webber and Managed
(Class I)                     Assets Sundry Holdings
                              Attn:  Joe Domizio
                              200 Stevens Drive
                              Lester, PA  19113
--------------------------------------------------------------------------------
                              Saxon and Co.                           82.2%
                              FBO Paine Webber
                              P.O. Box 7780 1888
                              Philadelphia, PA  19182
--------------------------------------------------------------------------------
BEA International Equity      Blue Cross & Blue Shield of              6.98%
- Institutional Class         Massachusetts Inc.
(Class T)                     Retirement Income Trust
                              100 Summer Street
                              Boston, MA  02110-2106
--------------------------------------------------------------------------------
                              Credit Suisse Private Banking            6.95%
                              Dividend Reinvest Plan
                              c/o Credit Suisse PVT PKG
                              12 E. 49th Street, 40th Fl.
                              New York, NY  10017-1028
--------------------------------------------------------------------------------
                              Indiana University Foundation            5.50%
                              Attn: Walter L. Koon, Jr.
                              P.O. Box 500
                              Bloomington, IN  47402-0500
--------------------------------------------------------------------------------
                              Employees Ret. Plan Marshfield           5.32%
                              Clinic
                              1000 N. Oak Avenue
                              Marshfield, WI  54449

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
                              State Street Bank & Trust                5.07%
                              FBC Consumers Energy
                              DTD 3-1-1997
                              P.O. Box 1992
                              Boston, MA  02105-1992
--------------------------------------------------------------------------------
BEA International Equity      Bob & Co.                               84.65%
Portfolio - Advisor           P.O. Box 1809
Class (Class MM)              Boston, MA  02105-1809
--------------------------------------------------------------------------------
                              TRANSCORP                               13.71%
                              FBO William E. Burns
                              P.O. Box 6535
                              Englewood, CO  80155-6535
--------------------------------------------------------------------------------
BEA High Yield Portfolio      Fidelity Investments                    16.68%
- Institutional Class         Institutional
(Class U)                     Operations Co. Inc. as Agent for
                              Certain Employee Benefit Plan
                              100 Magellan Way #KWIC
                              Covington, KY  41015-1987
--------------------------------------------------------------------------------
                              Guenter Full Trust Michelin             17.79%
                              North America Inc.
                              Master Trust
                              P.O. Box 19001
                              Greenville, SC  29602-9001
--------------------------------------------------------------------------------
                              C S First Boston Pension Fund            6.32%
                              Park Avenue Plaza, 34th Floor
                              Attn: Steve Medici
                              55 E. 52nd Street
                              New York, NY  10055-0002
--------------------------------------------------------------------------------
                              Southdown Inc. Pension Plan              9.91%
                              MAC & Co.
                              Mutual Fund Operations
                              P.O. Box 3198
                              Pittsburgh, PA  31980
--------------------------------------------------------------------------------
BEA High Yield Portfolio      Richard A. Wilson TTEE                  96.66%
- Advisor Class               E. Francis Wilson TTEE
(Class OO)                    The Wilson Family Trust
                              7612 March Avenue
                              West Hills, CA  91304-5232

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
BEA Emerging Markets          Wachovia Bank North Carolina            26.18%
Equity Portfolio -            Trust for Carolina Power & Light
Institutional Class           Co.
(Class V)                     Supplemental Retirement Trust
                              301 N. Main Street
                              Winston-Salem, NC  27101-3819
--------------------------------------------------------------------------------
                              Hall Family Foundation                  38.15%
                              P.O. Box 419580
                              Kansas City, MO  64141-8400
--------------------------------------------------------------------------------
                              Arkansas Public Employees               19.30%
                              Retirement System
                              124 W. Capitol Avenue
                              Little Rock, AR 72201-3704
--------------------------------------------------------------------------------
BEA Emerging Markets          Charles Schwab & Co.                    82.86%
Equity Portfolio -            Special Custody Account for the
Advisor Class (Class NN)      Exclusive Benefit of Customers
                              101 Montgomery Street
                              San Francisco, CA 94104-4175
--------------------------------------------------------------------------------
                              Louis C. DeMarco                        12.59%
                              11 Elvira Ct.
                              Huntington, NY  11743-6802
--------------------------------------------------------------------------------
BEA US Core Equity            Patterson & Co.                         43.93%
Portfolio -                   P.O. Box 7829
Institutional Class           Philadelphia, PA 19101-7829
(Class X)
--------------------------------------------------------------------------------
                              Credit Suisse Private Banking           13.13%
                              Dividend Reinvest Plan
                              c/o Credit Suisse PVT BKG
                              12 E. 49th Street, 40th Fl.
                              New York, NY 10017-1028
--------------------------------------------------------------------------------
                              Fleet National Bank Trust                5.95%
                              Hospital St. Raphael Malpractice
                              Attn: 1958875020
                              P.O. Box 92800
                              Rochester, NY  14692-8900
--------------------------------------------------------------------------------
                              Werner & Pfleiderer Pension              7.13%
                              Plan Employees
                              663 E. Crescent Avenue
                              Ramsey, NJ  07446-1220
--------------------------------------------------------------------------------
                              Washington Hebrew Congregation          12.46%
                              3935 Macomb St. NW
                              Washington, DC  20016-3799

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
BEA US Core Fixed Income      New England UFCW & Employers'           22.83%
Portfolio -                   Pension Fund Board of Trustees
Institutional Class           161 Forbes Road, Suite 201
(Class Y)                     Braintree, MA  02184-2606
--------------------------------------------------------------------------------
                              Patterson & Co.                          6.54%
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
--------------------------------------------------------------------------------
                              MAC & Co                                 5.10%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198
--------------------------------------------------------------------------------
                              Fidelity Investments                     9.89%
                              Institutional
                              Operations Co. Inc. (FIIOC) as
                              Agent for Credit Suisse First
                              Boston Employee's Savings PSP
                              100 Magellan Way #KWIC
                              Covington, KY  41015-1987
--------------------------------------------------------------------------------
                              DCA Food Industries Inc.                 8.99%
                              100 East Grand Avenue
                              Beloit, WI  53511-6255
--------------------------------------------------------------------------------
                              State St. Bank & Trust TTE               7.66%
                              Fenway Holdings LLC Master Trust
                              P.O. Box 470
                              Boston, MA  02102-0470
--------------------------------------------------------------------------------
                              The Valley Foundation                    6.02%
                              c/o Enterprise Trust
                              16450 Los Gatos Boulevard
                              Suite 210
                              Los Gatos, CA  95032-5594
--------------------------------------------------------------------------------
BEA Strategic Global          Sunkist Master Trust                    32.58%
 Fixed Income Portfolio       14130 Riverside Drive
(Class Z)                     Sherman Oaks, CA  91423-2313
--------------------------------------------------------------------------------
                              Patterson & Co.                         23.51%
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
--------------------------------------------------------------------------------
                              Key Trust Co. of Ohio                   19.01%
                              FBO Eastern Enterp. Collective
                              Inv. Trust
                              P.O. Box 94870
                              Cleveland, OH 44101-4870

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
                              Hard & Co.                              17.62%
                              Trust for Abtco Inc.
                               Retirement Plan
                              c/o Associated Bank, N.A.
                              100 W. Wisconsin Ave.
                              Neenah, WI  54956-3012
--------------------------------------------------------------------------------
BEA Municipal Bond Fund       William A. Marquard                     39.45%
Portfolio (Class AA)          2199 Maysville Rd.
                              Carlisle, KY  40311-9716
--------------------------------------------------------------------------------
                              Arnold Leon                             13.15%
                              c/o Fiduciary Trust Company
                              P.O. Box 3199
                              Church Street Station
                              New York, NY  10008-3199
--------------------------------------------------------------------------------
                              Irwin Bard                               6.51%
                              1750 North East 183rd St. North
                              Miami Beach, FL  33179-4908
--------------------------------------------------------------------------------
                              S. Finkelstein Family Fund               5.30%
                              1755 York Ave., Apt. 35 BC
                              New York, NY  10128-6827
--------------------------------------------------------------------------------
BEA Global Tele-              E. M. Warburg Pincus & Co. Inc.         17.75%
communications Portfolio      466 Lexington Ave.
- Advisor Class               New York, NY  10017-3140
(Class PP)
--------------------------------------------------------------------------------
                              Bea Associates 401K                     11.31%
                              153 East 53rd Street
                              New York, NY  10022-4611
--------------------------------------------------------------------------------
                              John B. Hurford                         48.35%
                              153 E. 53rd St., Flr. 57
                              New York, NY  10022-4611
--------------------------------------------------------------------------------
n/i numeric investors         Charles Schwab & Co. Inc.               15.5%
Micro Cap Fund                Special Custody Account for the
(Class FF)                    Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104
--------------------------------------------------------------------------------
                              Public Inst. for Social Security         6.0%
                              1001 19th Street N, 16th Floor
                              Arlington, VA  22209

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
                              Portland General Corp.                  13.6%
                               Invest Trust
                              DTD 01/29/90
                              Attn:  William J. Valach
                              121 SW Salmon Street
                              Portland, OR  97202
--------------------------------------------------------------------------------
                              State Street Bank and                    7.0%
                               Trust Company
                              FBO Yale Univ Ret Pln for Staff
                               Emp
                              State Street Bank & Trust Co.
                               Master TR Div
                              Attn:  Kevin Sutton
                              Solomon Williard Bldg. One
                               Enterprise Dr.
                              North Quincy, MA  02171
--------------------------------------------------------------------------------
n/i numeric investors         Charles Schwab & Co. Inc.               18.6%
Growth Fund                   Special Custody Account for the
(Class GG)                    Exclusive Benefit of Customers
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104
--------------------------------------------------------------------------------
                              U.S. Equity Investment Portfolio         6.5%
                              LP
                              c/o Asset Management Advisors
                              Inc.
                              1001 N. US Hwy 1 STE 800
                              Jupiter, FL  33477
--------------------------------------------------------------------------------
                              Portland General Corp. VEBA              5.7%
                               Plan
                              DTD 12/19/90
                              Attn:  William Valach
                              121 SW Salmon Street
                              Portland, OR  97202
--------------------------------------------------------------------------------
                              CitiBank FSB                            18.9%
                              Sargent & Lundy Retirement Trust
                              C/O CitiCorp
                              Attn:  D. Erwin Jr.
                              1410 N. West Shore Blvd.
                              Tampa, FL  33607

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
n/i numeric investors         Charles Schwab & Co. Inc.               22.9%
Growth and Value              Special Custody Account for the
Fund (Class HH)               Exclusive Benefit of Customers
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104
--------------------------------------------------------------------------------
                              Chase Manhattan Bank                     6.0%
                              Collins Group Trust I
                              840 Newport Center Dr.
                              Newport Beach, CA 92660
--------------------------------------------------------------------------------
Boston Partners Large         Dr. Janice B. Yost                      27.8%
Cap Value Fund -              Trust Mary Black Foundation Inc.
Institutional Class           Bell Hill-945 E. Main St.
(Class QQ)                    Spartanburg, SC  29302
--------------------------------------------------------------------------------
                              Saxon and Co.                           11.5%
                              FBO UJF Equity Funds
                              P.O. Box 7780-1888
                              Philadelphia, PA  19182
--------------------------------------------------------------------------------
                              Irving Fireman's Relief & Ret            7.5%
                                Fund
                              Lou Mayfield-Chairman
                              601 N. Beltline Ste. 20
                              Irving, TX  75061
--------------------------------------------------------------------------------
                              John N. Brodson and Paul A.              9.3%
                                Ebert
                              Trst Amer Coll of Surg Staf
                              Mem Ret Plan
                              55 E. Erie Street
                              Chicago, IL 60611
--------------------------------------------------------------------------------
                              Wells Fargo Bank                        14.6%
                              Trst Stoel Rives
                              Tr 008125
                              P.O. Box 9800
                              Calabasas, CA  91308
--------------------------------------------------------------------------------
                              Hawaiian Trust Company LTD               5.8%
                              Trst The Estate of James
                                Campbell
                              Pension Fund
                              P.O. Box 3170
                              Honolulu, HI   96802-3170
--------------------------------------------------------------------------------
                              Shady Side Academy Endowment            10.3%
                              423 Fox Chapel Rd.
                              Pittsburgh, PA  15238

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
Boston partners Large         Fleet National Bank TTEE                 7.7%
Cap Value Fund -              Testa Hurwitz THIB
Investor Class                FBO Scott Birnbaum
(Class RR)                    P.O. Box 92800
                              Rochester, NY 14692
--------------------------------------------------------------------------------
                              National Financial Services             25.5%
                               Corp
                              For the Exclusive Benefit of
                               our Customers
                              Attn: Mutual Funds, 5th Floor
                              200 Liberty Street I World
                              Financial Center
                              New York, NY  10281
--------------------------------------------------------------------------------
                              Joseph P. Scherer                       10.3%
                              Rollover IRA
                              26 Embassy Ct
                              Cherry Hill, NJ  08002
--------------------------------------------------------------------------------
                              Linda C. Brodson                         7.3%
                              Trst Linda C. Brodson Trust
                              465 Lakeside Pl
                              Highland Park, IL  60035
--------------------------------------------------------------------------------
                              John N. Brodson                          7.3%
                              Trust John N. Brodson Trust
                              U/A DTD 08/06/87
                              465 Lakeside Pl
                              Highland Park, IL  60035
--------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc.               12.0%
                              Special Custody Account
                               for Bene of Cust
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104
--------------------------------------------------------------------------------
                              Mark R. Scott                            6.1%
                              and Maryann Scott
                              JTTEN WROS
                              2543 Longmount Dr.
                              Wexford, PA 15090
--------------------------------------------------------------------------------
Boston Partners Mid Cap       National Financial SVCS Corp.           25.7%
Value Fund                    For Exclusive Bene of our
Investor Class                 Customers
(Class TT)                    Sal Vella
                              200 Liberty Street
                              New York, NY  10281

================================================================================

PORTFOLIO                       NAME AND ADDRESS                  PERCENT OWNED
--------------------------------------------------------------------------------
                              Charles Schwab & Co. Inc.               35.7%
                              Special Custody Account for
                               Bene of Cust
                              Attn:  Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104
--------------------------------------------------------------------------------
                              George B. Smithy, Jr.                   12.3%
                              38 Greenwood Road
                              Wellesley, MA  02181
--------------------------------------------------------------------------------
                              John N. Brodson                          6.1%
                              Trst John N. Brodson Trust
                              U/A DTD 08/06/87
                              465 Lakeside Pl
                              Highland Park, IL  60035
--------------------------------------------------------------------------------
                              Linda C. Brodson                         6.1%
                              Trst Linda C. Brodson Trust
                              465 Lakeside Pl
                              Highland Park, IL  60035
--------------------------------------------------------------------------------
Boston Partners Mid Cap       Wells Fargo Bank Cust                    5.4%
Value Fund                    FBO William W. Carter
Institutional Class           IRA FIP  007430
(Class UU)                    P.O. Box 1389
                              San Carlos, CA  94070-1389

                              USNB of Oregon                          77.2%
                              Cust Jean Vollum
                              Attn:  Mutual Funds
                              P.O. Box 3168
                              Portland, OR  97208
================================================================================


                  As of the same date, no person owned of record or, to RBB's knowledge, beneficially, more than 25% of the outstanding shares of all classes of RBB; and as of the same date, directors and officers as a group owned less than one percent of the shares of RBB.

                  LITIGATION. There is currently no material litigation affecting RBB.

                  FINANCIAL STATEMENTS. No financial statements are supplied because, as of the date of the Prospectus and this Statement of Additional Information, the Fund had no operating history.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a good capacity for timely repayment.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


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                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which
Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the highest four ratings used by Fitch for corporate bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong

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



as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.